UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2008

Ambassadors International, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1071 Camelback Street Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 759-5900

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 19, 2008, Joseph J. Ueberroth, Chairman, President and Chief Executive Officer (the “Executive”) of Ambassadors International, Inc. (the “Company”) terminated his Employment Agreement “Without Good Reason” (as such term is defined in the Employment Agreement) and gave twelve (12) months notice of his last day as the Chairman, President and Chief Executive Officer of the Company on September 19, 2009. Pursuant to the terms of Mr. Ueberroth’s Employment Agreement dated November 2, 2006, in the event of termination of the Executive’s employment by the Executive “Without Good Reason” and upon at least twelve months notice, the Company is obligated to pay the Executive the sum of (i) an amount equal to the projected cost of Executive’s medical insurance under COBRA for the eighteen month period immediately following the termination, and (ii) an amount equal to one times the average annual base salary plus the average annual bonus paid to the Executive for the two full fiscal years immediately preceding such termination. The Company has calculated the payment due to Mr. Ueberroth to be $2,931,047 as previously disclosed in the Company’s Proxy Statement as filed on April 14, 2008, excluding any amounts for unpaid expenses and unpaid vacation days on his last day. Mr. Ueberroth’s Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 7, 2006 and the Company’s Proxy Statement filed on April 14, 2008 are incorporated herein by reference.

The Company issued a press release announcing Mr. Ueberroth’s resignation, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits

10.1	Employment Agreement dated November 6, 2006, between Ambassadors International, Inc. and Joseph J. Ueberroth (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on November 7, 2006).

13.1	Annual Report to Shareholders dated April 14, 2008 (incorporated by reference to our Definitive Proxy Statement Schedule 14A filed on April 14, 2008).

99.1	Press release dated September 25, 2008 issued by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: September 25, 2008

By: /s/ Blake T. Barnett
Blake T. Barnett
Chief Financial Officer

EXHIBIT INDEX

10.1	Employment Agreement dated November 6, 2006, between Ambassadors International, Inc. and Joseph J. Ueberroth (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on November 7, 2006).

13.1	Annual Report to Shareholders dated April 14, 2008 (incorporated by reference to our Definitive Proxy Statement Schedule 14A filed on April 14, 2008).

99.1	Press release dated September 25, 2008 issued by the Registrant.